                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549-1004



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           May 5, 1997
                                                --------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Florida                         0-12538                   59-2197264
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                  ------------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report.)



                      THIS DOCUMENT CONSISTS OF 93 PAGES.


                    THE EXHIBIT INDEX IS LOCATED ON PAGE 3.

ITEM 2.  DISPOSITION OF ASSETS
------------------------------

Sale of Peachtree
-----------------

First Capital Institutional Real Estate, Ltd. - 1 (the "Registrant") sold its interest in the real property commonly known as Peachtree Palisades East Office Building ("Peachtree"), located in Atlanta, Georgia to Palisades I Associates, LTD., a Flordia Limited Partnership.

The closing of this transaction occurred on May 5, 1997. Peachtree was sold for cash to an unrelated party pursuant to arm's-length negotiations. The net sale price was $7,749,200. Sales Proceeds (as defined in the Registrant's Partnership Agreement) received by the Registrant approximated $7,440,000, which was net of actual and estimated closing expenses. For the quarter ending June 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $1,000,000 from this transaction. The Registrant will distribute substantially all of the Sales Proceeds from this transaction on August 31, 1997 to Limited Partners of record as of May 5, 1997.

Sale of Lakewood
----------------

First Capital Institutional Real Estate, Ltd. - 1 & 2, d/b/a Lakewood Square Shopping Center, a joint venture (the "Venture") in which the Registrant owns a 50% interest, sold its interest in the real property commonly known as Lakewood Square Shopping Center ("Lakewood"), located in Lakewood, California to M&H Realty Partners III L.P., a California Limited Partnership ("M and H").

The closing of this transaction occurred on May 16, 1997. Lakewood was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $17,750,000, of which the Registrant's share was $8,875,000. Sale Proceeds received by the Registrant approximated $8,680,000, which was net of actual and estimated closing expenses. Pursuant to the agreement between the Venture and M and H, M and H has assumed responsibility for and has indemnified (for one year) the venture for costs or other charges related to hazardous substances in the ground under Lakewood. For the quarter ending June 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $200,000 from this transaction. The Registrant will distribute $8,640,000 or $144.00 per Unit on August 31, 1997 to Limited Partners of record as of May 16, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

     (page 5)  Pro Forma Financial Information


     Exhibits

     2.1 (page 10) Contract for Purchase of Real Property, executed February xx, 1997, between First Capital Institutional Real Estate, Ltd. - 1, a Florida limted Partnership ("Seller") and Songy Partners Limted, a Florida limited Partnership ("Purchaser");

     2.2 (page 41) Closing Statement, dated May 5, 1997, between Seller and Purchaser.

     2.3 (page 48) Contract for Purchase of Real Property, executed March 24, 1997, between First Capital Institutional Real Estate, Ltd. 1 & 2 d/b/a Lakewood Square Shopping Center, an Florida joint venture ("FCFC") and M&H Realty Partners III L.P., a California limited partnership ("M&H");

     2.4 (page 78) First amendment to agreement of purchase and sale, executed April 7, 1997, between FCFC and M&H;

     2.5 (page 80) Second amendment to Agreement of purchase and sale, executed April 25, 1997, between FCFC and M&H;

     2.6  (page 83) Closing Statement, dated May 16, 1997, between FCFC and M&H.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD. - 1

                                By: FIRST CAPITAL FINANCIAL CORPORATION
                                    As Managing General Partner


May 20, 1997                    By: /s/        NORMAN M. FIELD
------------                       -------------------------------------
   (Date)                                      NORMAN M. FIELD
                                   Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD. - 1


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of Peachtree and Lakewood (collectively, the "Properties") had occurred on March 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997 has been presented as if the sales of Properties had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of Properties had occurred on December 31, 1995. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and March 31, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                     Peachtree       Lakewood       Pro Forma
                                                     March 31,       Pro Forma       Pro Forma       Balance
                                                       1997         Adjustments     Adjustments       Sheet
                                                   -------------   -------------   -------------   -----------
Investment in commercial rental properties:
  Land                                             $   5,501,700  $          0    $  (2,652,800)  $  2,848,900
  Buildings and improvements                          31,625,800   (12,144,200)      (8,816,100)    10,665,500
                                                   --------------  -------------   -------------   ------------

                                                      37,127,500   (12,144,200)     (11,468,900)    13,514,400
  Accumulated depreciation and amortization          (13,374,100)    5,624,100        3,004,700     (4,745,300)
                                                   --------------  -------------   -------------   ------------

  Total investment properties, net of
    accumulated depreciation and amortization         23,753,400    (6,520,100)      (8,464,200)     8,769,100

Cash and cash equivalents                              2,287,700     7,440,000        8,680,000     18,407,700
Investment in debt securities                          1,975,400                                     1,975,400
Rents receivable                                          71,800       (27,900)         (38,600)         5,300
Other assets                                              29,900        (3,000)         (19,500)         7,400
                                                   --------------  -------------   -------------   ------------

                                                   $  28,118,200  $    889,000    $     157,700   $ 29,164,900
                                                   =============   =============   =============   ============

                                LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses            $     324,100  $    (75,000)   $     (43,400)  $    205,700
  Due to Affiliates                                       18,700                                        18,700
  Real estate commissions due to Affiliate               403,000                                       403,000
  Security deposits                                      150,000       (83,300)         (22,500)        44,200
  Distributions payable                                  420,000     7,440,000        8,640,000     16,500,000
  Other liabilities                                       87,300                                        87,300
                                                   --------------  -------------   -------------   ------------

                                                       1,403,100     7,281,700        8,574,100     17,258,900
                                                   --------------  -------------   -------------   ------------
Partners' capital:
  General Partners (deficit)                            (471,100)      406,000          200,000        134,900
  Limited Partners (60,000 Units
    outstanding)                                      27,186,200    (6,798,700)       8,616,400     11,771,100
                                                   --------------  -------------   -------------   ------------

                                                      26,715,100    (6,392,700)       8,416,400     11,906,000
                                                   --------------  -------------   -------------   ------------

                                                   $  28,118,200  $    889,000    $     157,700   $ 29,164,900
                                                   =============   =============   =============   ============

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 1

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                           Three Months Ended March 31, 1997
                                              ---------------------------------------------------------
                                                                                            Pro Forma
                                              Statement of     Peachtree      Lakewood     Statement of
                                               Income and      Pro Forma      Pro Forma     Income and
                                                Expenses      Adjustments    Adjustments     Expenses
                                              ------------   -------------  -------------  ------------
Income:
  Rental                                      $  1,232,100   $   (444,300)  $    (366,600) $    421,200
  Interest                                          58,600              0               0        58,600
                                              ------------   -------------  -------------  ------------

                                                 1,290,700       (444,300)       (366,600)      479,800
                                              ------------   -------------  -------------  ------------

Expenses:
  Depreciation and amortization                    292,600       (130,900)        (71,600)       90,100
  Property operating:
    Affiliates                                      56,400        (12,800)        (37,000)        6,600
    Nonaffiliates                                  262,000       (135,200)        (14,500)      112,300
  Real estate taxes                                105,100        (18,200)        (28,800)       58,100
  Insurance - Affiliate                             11,100         (4,700)         (1,200)        5,200
  Repairs and maintenance                          145,400        (60,700)        (15,300)       69,400
  General and administrative:
    Affiliates                                       6,100                                        6,100
    Nonaffiliates                                   43,200                                       43,200
                                              ------------   -------------  -------------  ------------

                                                   921,900       (362,500)       (168,400)      391,000
                                              ------------   -------------  -------------  ------------

Net income                                    $    368,800   $    (81,800)  $    (198,200) $     88,800
                                              ============   =============  =============  ============

Net (loss) allocated to General Partners      $    (22,700)  $     11,000   $       4,500  $     (7,200)
                                              ============   =============  =============  ============

Net income allocated to Limited Partners      $    391,500   $    (92,800)  $    (202,700) $     96,000
                                              ============   =============  =============  ============

Net income allocated to Limited
  Partners per Unit (60,000 Units
  outstanding)                                $       6.53   $      (1.55)  $       (3.38) $       1.60
                                              ============   =============  =============  ============


    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 1

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                 Year Ended December 31, 1996
                                                  -----------------------------------------------------------
                                                                                                 Pro Forma
                                                                   Peachtree      Lakewood      Statement of
                                                  Statement of     Pro Forma      Pro Forma      Income and
                                                   Income and     Adjustments     Adjustments     Expenses
                                                    Expenses      (Unaudited)     (Unaudited)   (Unaudited)
                                                  ------------   -------------  --------------  -------------
Income:
  Rental                                          $  4,866,600   $ (1,486,000)  $  (1,297,700)  $  2,082,900
  Interest                                             208,000                                       208,000
                                                  ------------   -------------  --------------  -------------

                                                     5,074,600     (1,486,000)     (1,297,700)     2,290,900
                                                  ------------   -------------  --------------  -------------
Expenses:
  Depreciation and amortization                      1,144,000       (528,100)       (269,100)       346,800
  Property operating:
    Affiliates                                         227,200        (65,000)       (127,500)        34,700
    Nonaffiliates                                      998,900       (450,400)        (39,300)       509,200
  Real estate taxes                                    377,500        (70,700)       (103,200)       203,600
  Insurance - Affiliate                                 60,400        (20,300)        (18,200)        21,900
  Repairs and maintenance                              692,200       (278,800)        (99,300)       314,100
  General and administrative:
    Affiliates                                          37,800                                        37,800
    Nonaffiliates                                      146,800                                       146,800
                                                  ------------   -------------  --------------  -------------

                                                     3,684,800     (1,413,300)       (656,600)     1,614,900
                                                  ------------   -------------  --------------  -------------

Net income                                        $  1,389,800   $    (72,700)  $    (641,100)  $    676,000
                                                  ============   =============  ==============  =============

Net (loss) allocated to General Partners          $    (89,100)  $     46,800   $      17,800   $    (24,500)
                                                  ============   =============  ==============  =============

Net income allocated to Limited Partners          $  1,478,900   $   (119,500)  $    (658,900)  $    700,500
                                                  ============   =============  ==============  =============

Net income allocated to Limited
  Partners per Unit (60,000 Units
  outstanding)                                    $      24.65   $      (1.99)  $      (10.98)  $      11.68
                                                  ============   =============  ==============  =============

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents, receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1997 to reflect the sales of the Registrant's interests in the Properties in 1997.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of the properties.

   c) Distributions payable has been adjusted to reflect the approximate amount of the special distributions of Sales Proceeds to Limited Partners as if such special distributions had been declared as of March 31, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interests in the operations of Properties sold during 1997.